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                                                                  EXHIBIT 10.175

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of February 19, 2002, among PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (the "Company"), and EVAN A. STEIN, M.D., Ph.D., PAULA STEINER, PETER LASKARZEWSKI, JOSEPH L. STANECK and MRL SELECT LTD. CO., a Kentucky limited liability company (collectively, the "Holders").

                              W I T N E S S E T H:

     WHEREAS, the Holders own the number of shares of Registrable Stock (as defined below) as reflected beside their names on Schedule A attached hereto, for an aggregate 2,560,410 shares of Registrable Stock; and

     WHEREAS, the Company and the Holders have agreed to enter into this Agreement in order to set out certain rights of the Holders with respect to the registration of Registrable Stock under the 1933 Act (as defined below);

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

     1.   Definitions and References. For purposes of this Agreement, in
          --------------------------
addition to the definitions set forth above and elsewhere herein, the following terms shall have the following respective meanings:

          "1933 Act" means the Securities Act of 1933, as amended, and the rules
           --------
          and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Affiliate" of a Holder means a person who controls, is controlled by
           ---------
          or is under common control with such Holder or, the spouse or children (or a trust exclusively for the benefit of a spouse and/or children) of such Holder or, in the case of a Holder which is a partnership, its partners.

          "Agreement" means this Registration Rights Agreement, dated as of
           ---------
          February 19, 2002, among the Company and the Holders, including all amendments hereto made in accordance with the provisions of Section 18.

          "Commission" means the United States Securities and Exchange
           ----------
          Commission and any successor agency.

          "Common Stock" means the Common Stock, par value $0.10 per share, of
           ------------
          the Company, as constituted as of the date of this Agreement.

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                  "Exchange Act" means the Securities Exchange Act of 1934, as
                   ------------
                  amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Holder" has the meaning specified in the preamble to this
                   ------
                  Agreement and includes Permitted Transferees as defined in
                  Section 3(b).

                  "Register," "registered" and "registration" refer to a
                   --------    ----------       ------------
                  registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Stock" means the aggregate of 2,560,410 shares
                   -----------------
                  of Common Stock owned by the Holders as of the date hereof and as reflected on Schedule A attached hereto, and any shares of Common Stock issued or issuable with respect to any such shares of Registrable Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular shares of Registrable Stock that have been issued, such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of under such registration statement,
                  (b) they shall have been distributed to the public pursuant to Rule 144, (c) the Holder of such shares is able to dispose of all of the shares then held by such Holder pursuant to Rule 144, (d) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend required by Section 2 restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the 1933 Act or any similar state law then in force or qualification under the 1933 Act or any similar state law then in force or (e) they shall have ceased to be outstanding.

                  "Rule 144" means Rule 144 (or any successor provision)
                   --------
                  promulgated under the 1933 Act.

          2.      Restrictive Legend. Each certificate  representing
                  ------------------
Registrable Stock shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES


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                  ACT COVERING SUCH SHARES, COMPLIANCE WITH AN EXEMPTION FROM
                  REGISTRATION UNDER THE SECURITIES ACT, SUCH AS RULE 144 PROMULGATED UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the 1933 Act.

   3.    Notice of Proposed Transfer.
         ---------------------------

         a. Prior to any proposed transfer of any Registrable Stock (other than under the circumstances described in Sections 3(b) and 4), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied at such Holder's expense by a written opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the 1933 Act, whereupon the holder of such Registrable Stock shall be entitled to transfer such Registrable Stock in accordance with the terms of its notice. Each certificate for Registrable Stock transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the 1933 Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the 1933 Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

         b. Notwithstanding anything in this Agreement to the contrary, the Holders each shall have the right without prior notice to or the consent of the Company to make an inter vivos or testamentary transfer of all or a portion of his or her Registrable Stock to (i) one or more members of his or her immediate family, (ii) a general or limited partnership or a limited liability company, all of the partners or members of which are members of the Holder's immediate family, or (iii) a trust for the benefit of the Holder or one or more members of his or her immediate family (each, a "Permitted Transferee") and any such Permitted Transferee shall succeed to the rights of the transferor under this Agreement; provided that (i) such Permitted Transferee delivers to the Company a
           -------- ----
written agreement in form and substance reasonably satisfactory to the Company that such Permitted Transferee shall be bound by the provisions of this Agreement and a party hereto, and (ii) the Company shall not be required to effect any transfer to a transferee under this Section 3.b until the Holder shall have represented to the Company in writing that the transferee qualifies as a Permitted Transferee.

   4.    Incidental Registration.
         -----------------------

         a. Subject to Section 8, if at any time prior to February 19, 2003 the Company proposes to file a registration statement under the 1933 Act (other than a registration statement on a Form S-4 or S-8, or any form substituted therefor, or a registration statement filed in connection

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with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock, and such filing is to be on the Company's behalf for the general registration of its Common Stock to be sold for cash, the Company shall each such time promptly give each Holder written notice of such proposal setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than ten (10) days from the date of such notice, and advising each Holder of its right to have Registrable Stock included in such registration. Upon written request of any Holder received by the Company no later than five (5) business days after the Holder's receipt of the Company's notice, the Company shall use its reasonable efforts to cause to be registered under the 1933 Act all of the Registrable Stock that each such Holder has so requested to be registered. If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such securities to be so registered, including such Registrable Stock, will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to the then current market value of such securities, or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall be entitled to reduce the number of shares of Registrable Stock in whole or part from the registration and the offering. Such reduction shall be allocated among all such Holders in proportion (as nearly as practicable) to the amount of Registrable Stock as to which each Holder has sought registration pursuant to this Agreement at the time of filing the registration statement; provided that
                                                                 -------- ----
any unused share allocation of any such Holder shall be reallocated pro rata among the Holders of Registrable Stock on the basis of the number of shares being sold by each such Holder in each such registration. If any Holder of Registrable Stock disapproves of such reduction, such Holder may elect to withdraw all of its Registrable Stock from such offering by written notice to the Company delivered at least ten (10) business days prior to the effective date of the registration statement.

          b. If, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder that has requested to register Registrable Stock and thereupon the Company shall be relieved of its obligation to register any Registrable Stock in connection with such registration (but not from its obligation to pay expenses in connection therewith to the extent provided in Section 7).

     5. Obligations of the Company. Whenever required under Section 4 to use its reasonable efforts to effect the registration of any Registrable Stock, the Company shall, as expeditiously as possible:

          a. prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereinafter;

          b. prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Stock covered by such registration statement;

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          c.   furnish to Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the 1933 Act) and such other documents and information as they may reasonably request and give such Holders reasonable time to review and comment on such documents;

          d. use its reasonable efforts to register or qualify the Registrable Stock covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Stock covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Stock in any jurisdiction in which the securities regulatory authority requires that any Holder submit any shares of its Registrable Stock to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Stock in such jurisdiction unless such Holder agrees to do so;

          e. (i) promptly notify each Holder for whom such Registrable Stock is covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of (a) the receipt of any stop order suspending the effectiveness of such registration statement or prospectus or, to the Company's knowledge, the initiation of any proceeding for that purpose or (b) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and
(ii) (a) use its reasonable efforts to prevent the issuance of any stop order or obtain its withdrawal at the earliest practicable moment and (b) at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          f. furnish, at the request of any Holder requesting registration of Registrable Stock pursuant to Section 4, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Stock are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Stock is not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Stock becomes effective, (i) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Stock included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (ii) a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the

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Holders of a majority of the Registrable Stock included in such registration, addressed to the underwriters, if any, and if such Registrable Stock is not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company.

          g. enter into customary agreements (including if the method of distributing is by means of an underwriting, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Stock to be so included in the registration statement (such agreements shall not include any provision inconsistent, in any material respect, with the indemnification provisions set forth in Section 10);

          h. otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen
(18) months after the effective date of the registration statement, an earning statement covering the period of at least twelve (12) months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the 1933 Act; and

          i. use its reasonable efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, or if applicable, on the NASDAQ National Market.

For purposes of Sections 5(a) and 5(b), the period of distribution of Registrable Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or six (6) months after the effective date thereof.

     6.   Furnish Information. It shall be a condition precedent to the
          -------------------
obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Stock held by them, and the intended method of disposition of such securities as the Company may reasonably request and as shall be required in connection with the action to be taken by the Company.

     7.   Expenses of Registration. All expenses incurred in connection with
          ------------------------
each registration pursuant to Section 4 of this Agreement, excluding stock transfer taxes and underwriters' discounts and commissions, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and fees and disbursements of counsel for the Company, shall be paid by the Company. The Holders shall bear and pay the underwriting commissions and discounts applicable to securities offered for their account in connection with any registrations, filings and qualifications made pursuant to this Agreement.

     8. Underwriting Requirements. In connection with any underwritten offering,
        -------------------------
the Company shall not be required under Section 4 to include shares of Registrable Stock in such underwritten offering unless the Holders of such shares of Registrable Stock accept the terms of the underwriting of such offering (including standard indemnification provisions) that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

     9. Rule 144 Information. With a view to making available the benefits of
        --------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Stock to the public without registration, the Company agrees to use its diligent efforts to:

        a. make and keep public information available, as those terms are understood and defined in Rule 144;

        b. use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Exchange Act; and

        c. furnish to each Holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the 1933 Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Stock without registration.

   10.  Indemnification. In the event any Registrable Stock is included in a
        ---------------
registration statement under this Agreement:

        a. The Company shall indemnify and hold harmless each Holder, such Holder's directors, officers, employees, members, partners, shareholders, advisors, each person who participates in the offering of such Registrable Stock, including underwriters (as defined in the 1933 Act), and each person, if any, who controls such Holder or participating person within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities
(or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the 1933 Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such Holder, such Holder's directors, officers, employees, members, partners, shareholders, advisors, such participating person or controlling person for any legal or other expenses reasonably incurred by them (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity
                                    --------  -------
agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably

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withheld); provided, further, that the Company shall not be liable to any
           --------  -------
Holder, such Holder's directors, officers, employees, members, partners, shareholders, advisors, participating person or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers, participating person or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

      b. Each Holder joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors,officers, employees, shareholders, advisors, each person, if any, who controls the Company within the meaning of the 1933 Act, and each agent and any underwriter for the Company (within the meaning of the 1933 Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement on the effective date thereof (including any prospectus filed under Rule 424 under the 1933 Act or any amendments or supplements thereto) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration; and each such Holder shall reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter (but not in excess of expenses incurred in respect of one counsel for all of them unless there is an actual conflict of interest between any indemnified parties, which indemnified parties may be represented by separate counsel) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld), and provided, further, that the liability of each Holder hereunder (unless such Holder's liability hereunder is based upon such Holder's willful misconduct as determined by the nonappealable final decision of a court) shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Stock covered by such registration statement.

      c. Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with all fees and expenses thereof to be paid by such indemnified party, and to be apprised of all progress in any proceeding the defense of which has been assumed by the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

             d. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

             11.  Limitation on Registration Rights. Notwithstanding any other
                  ---------------------------------
provisions of this Agreement to the contrary, this Agreement shall terminate on February 19, 2003; the Company shall not be required to register any Registrable Stock under this Agreement with respect to any offering for which the registration statement becomes effective after February 19, 2003.

             12.  Lockup. Each Holder shall, in connection with any registration
                  ------
of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, agree in writing not to effect any sale, pledge, transfer, short sale, loan, grant of an option for the purchase of or other disposition or distribution of any Registrable Stock (other than that included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed sixty (60) days from the effective date of such registration as the Company or the underwriters may specify.

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         13.   Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto (including any Permitted Transferees). Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         14.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of North Carolina.

         15.   Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         16.   Titles.  The titles of the Sections of this Agreement are used
               ------
for convenience only and are not to be considered in construing or interpreting this Agreement.

         17.   Notices. All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given the date delivered if delivered personally, on the day after the date sent if sent by overnight commercial delivery, on the second day after the date deposited if mailed by certified mail (return receipt requested) or on the date transmitted if sent via facsimile (with confirmation of receipt generated by the transmitting machine) to the parties at the following address (or at such other address for a party as shall be specified by like notice):

               a.    If to the Company, to:

                     Pharmaceutical Product Development, Inc.
                     3151 17th Street
                     Wilmington, North Carolina 28412
                     Attention: Fredric N. Eshelman, Chief Executive Officer and
                     ---------
                             Judd Hartman, Esq., General Counsel
                     Facsimile No.: (910) 772-6951
                     Telephone No.: (910) 251-0081

               b. If to the Holders, to the address set forth on Schedule A attached hereto.

     18. Amendments and Waivers. Any provision of this Agreement may be amended
         ----------------------
and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Stock then outstanding. Any amendment or waiver effected in accordance with this Section 18 shall be binding upon each Holder of any securities subject to this Agreement at the time outstanding (including securities into which such securities are convertible), each future Holder and all such securities, and the Company.

     19. Severability. If one or more provisions of this Agreement are held to
         ------------
be unenforceable under applicable law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

     20. Entire Agreement. All prior agreements of the parties concerning the
         ----------------
subject matter of this Agreement are expressly superseded by this Agreement. This Agreement contains the entire agreement of the parties concerning the subject matter hereof. Any oral representations or modifications of this Agreement shall be of no effect.

                     [The next page is the signature page.]

         IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.

THE COMPANY:                           PHARMACEUTICAL PRODUCT
                                       DEVELOPMENT, INC.

                                       By: /s/ Fred B. Davenport, Jr.
                                          --------------------------------------
                                       Name: Fred B. Davenport, Jr.
                                            ------------------------------------
                                              President
                                       Title:-----------------------------------

                                       Address: 3151 S. 17th Street
                                                Wilmington, NC 28412


HOLDERS:                               /s/Evan A. Stein, M.D., Ph.D.      (SEAL)
                                       ------------------------------------
                                       Evan A. Stein, M.D., Ph.D.


                                       /s/Paula Steiner                   (SEAL)
                                       ------------------------------------
                                       Paula Steiner

                                       /s/Peter Laskarzewski              (SEAL)
                                       ------------------------------------
                                       Peter Laskarzewski

                                       /s/Joseph L. Staneck               (SEAL)
                                       ------------------------------------
                                       Joseph L. Staneck


                                       MRL SELECT LTD. CO.


                                       By: /s/ Evan A. Stein
                                          --------------------------------------
                                       Name: Evan A. Stein
                                            ------------------------------------
                                       Title: Manager
                                             -----------------------------------

                                   SCHEDULE A
                                   ----------

                                     HOLDERS

             Name and Address              Number of Shares of Registrable Stock
             ----------------              -------------------------------------

Evan A. Stein, M.D., Ph.D.
111 Stanbery Ridge                                         1,913,347
Fort Thomas, KY 41075

Paula Steiner
2200 Dominion Drive                                          263,639
Ft. Mitchell, KY 41017

Peter Laskarzewski
12 Cabin Creek West                                           87,879
Cold Spring, KY 41076

Joseph L. Staneck
6603 Loiswood Drive                                           54,925
Cincinnati, OH 45224

MRL Select Ltd. Co.
c/o Evan A Stein, M.D., Ph.D., Managing Partner              240,622
111 Stanbery Ridge
Fort Thomas, KY 41075

TOTAL                                                      2,560,412